                             THE ALPINE GROUP, INC.
                             1997 STOCK OPTION PLAN

                                         TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            -----
ARTICLE I.       PURPOSE...............................................................           1

ARTICLE II.      DEFINITIONS...........................................................           1

ARTICLE III.     ADMINISTRATION........................................................           4

ARTICLE IV.      SHARE AND OTHER LIMITATIONS...........................................           7

ARTICLE V.       ELIGIBILITY...........................................................          10

ARTICLE VI.      STOCK OPTION GRANTS...................................................          10

ARTICLE VII.     STOCK APPRECIATION RIGHTS.............................................          12

ARTICLE VIII.    NON-TRANSFERABILITY AND TERMINATION OF EMPLOYMENT/ CONSULTANCY
                   PROVISIONS..........................................................          14

ARTICLE IX.      TERMINATION OR AMENDMENT OF THE PLAN..................................          15

ARTICLE X.       UNFUNDED PLAN.........................................................          16

ARTICLE XI.      GENERAL PROVISIONS....................................................          16

ARTICLE XII.     EFFECTIVE DATE OF PLAN................................................          19

ARTICLE XIII.    TERM OF PLAN..........................................................          19

ARTICLE XIV.     NAME OF PLAN..........................................................          19

                             THE ALPINE GROUP, INC.
                             1997 STOCK OPTION PLAN

                                   ARTICLE I.

                                    PURPOSE

    The purpose of The Alpine Group, Inc. 1997 Stock Option Plan (the "Plan") is to enhance the profitability and value of The Alpine Group, Inc. (the "Company") and its subsidiaries for the benefit of their stockholders by enabling the Company (i) to offer employees and Consultants of the Company and Subsidiaries, stock based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees and Consultants in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders.

                                  ARTICLE II.

                                  DEFINITIONS

    For purposes of this Plan, the following terms shall have the following meanings:

    2.1. "Acquisition Events" shall have the meaning set forth in Section
4.2(d).

    2.2. "Award" shall mean any award under this Plan of any Stock Option and Stock Appreciation Right. All Awards shall be confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

    2.3. "Board" shall mean the Board of Directors of the Company.

    2.4. "Cause" shall mean, with respect to a Participant's Termination of Employment or Termination of Consultancy, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, termination due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company or a Subsidiary, as determined by the Committee in its sole discretion.

    2.5. "Code" shall mean the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.

    2.6. "Committee" shall mean a committee of the Board appointed from time to time by the Board, which committee shall be intended to consist of two or more non-employee directors, each of whom shall be, to the extent required by Rule 16b-3 and Section 162(m) of the Code, a non-employee director as defined in Rule 16b-3 and an outside director as defined under Section 162(m) of the Code. To the effect that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or
Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 and Section 162(m) of the Code shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

    2.7. "Common Stock" shall mean the Common Stock, $.10 par value per share, of the Company.

    2.8. "Company" shall mean The Alpine Group, Inc., a Delaware corporation.

    2.9. "Consultant" shall mean any adviser or consultant to the Company and its Subsidiaries who is eligible pursuant to Section 5.1 to be granted Awards under this Plan.

    2.10. "Disability" shall mean total and permanent disability, as defined in
Section 22(e)(3) of the Code.

    2.11. "Effective Date" shall mean April 9, 1997, subject to Article XII.

    2.12. "Eligible Employees" shall mean the employees of the Company and the Subsidiaries who are eligible pursuant to Section 5.1 to be granted Awards under this Plan.

    2.13. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    2.14. "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the last sales price reported for the Common Stock on the applicable date (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. If the Common Stock is not readily tradable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set in good faith by the Committee on the advice of a registered investment adviser (as defined under the Investment Advisers Act of 1940). For purposes of the grant of any Award, the applicable date shall be the date for which the last sales price is available at the time of grant. For purposes of the exercise of any Stock Appreciation Right the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

    2.15. "Good Reason" shall mean, with respect to a Participant's Termination of Employment or Termination of Consultancy, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, a voluntary termination due to "good reason," as the Committee, in its sole discretion decides to treat as a Good Reason termination.

    2.16. "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

    2.17. "Limited Stock Appreciation Right" shall mean an Award made pursuant to Section 7.5 of this Plan which may be a Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right.

    2.18. "Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

    2.19. "Non-Tandem Stock Appreciation Right" shall mean a Stock Appreciation Right entitling the holder to receive an amount in cash or stock equal to the excess of (x) the Fair Market Value of a share of Common Stock as of the date such right is exercised, over (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

    2.20. "Participant" shall mean the following persons to whom an Award has been made pursuant to this Plan: Eligible Employees and Consultants of the Company and Subsidiaries.

    2.21. "Reference Stock Option" shall have the meaning set forth in Section 7.1.

    2.22. "Retirement" with respect to a Participant's Termination of Employment or Termination of Consultancy shall mean a Termination of Employment or Termination of Consultancy without Cause or for Good Reason from the Company and/or a Subsidiary by a Participant who has attained (i) at least age 65; or
(ii) such earlier date after age 55 as approved by the Committee with regard to such Participant.

    2.23. "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

    2.24. "Section 162(m) of the Code" shall mean the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

    2.25. "Stock Appreciation Right" shall mean the right pursuant to an Award granted under Article VII.

    2.26. "Stock Option" or "Option" shall mean any Option to purchase shares of Common Stock granted to Eligible Employees or Consultants pursuant to Article VI.

    2.27. "Subsidiary" shall mean any subsidiary of the Company within the meaning of Section 424(f) of the Code.

    2.28. "Tandem Stock Appreciation Right" shall mean a Stock Appreciation Right entitling the holder to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash or stock equal to the excess of
(i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

    2.29. "Ten Percent Stockholder" shall mean a person owning stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company, as defined in Section 422 of the Code.

    2.30. "Termination of Consultancy" shall mean, with respect to a Consultant, that the Consultant is no longer acting as a Consultant to the Company and its Subsidiaries. In the event an entity shall cease to be a Subsidiary, there shall be deemed a Termination of Consultancy of any individual who is not otherwise a Consultant of the Company or another Subsidiary at the time the entity ceases to be a Subsidiary.

    2.31. "Termination of Employment" shall mean (i) a termination of service of a Participant from the Company and its Subsidiaries; or (ii) when an entity which is employing a Participant ceases to be a Subsidiary, unless the Participant thereupon becomes employed by the Company or another Subsidiary.

    2.32. "Transfer" or "Transferred" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.

                                  ARTICLE III.

                                 ADMINISTRATION

    3.1. THE COMMITTEE. The Plan shall be administered and interpreted by the Committee.

    3.2. AWARDS. The Committee shall have full authority to grant, pursuant to the terms of this Plan (including Article V hereof) Stock Options and Stock Appreciation Rights to Eligible Employees and Consultants. In particular, the Committee shall have the authority:

        (a) to select the Eligible Employees and Consultants to whom Stock Options and Stock Appreciation Rights may from time to time be granted hereunder;

        (b) to determine whether and to what extent Stock Options and Stock Appreciation Rights are to be granted hereunder to one or more Eligible Employees or Consultants;

        (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award to an Eligible Employee or Consultant hereunder;

        (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder to an Eligible Employee or Consultant (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof or any forfeiture restrictions or waiver thereof, regarding any Stock Option or Stock Appreciation Right, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

        (e) to determine whether and under what circumstances a Stock Option may be settled in cash and/or Common Stock under Section 6.3(d);

        (f) to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Eligible Employees and Consultants in order to exercise Options under the Plan;

        (g) to determine whether a Stock Appreciation Right shall be a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right;

        (h) to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option or as an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award; and

        (i) to modify, extend or renew an Award, subject to Section 9.1 herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of an Award may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal.

    3.3. GUIDELINES. Subject to Article IX hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under the applicable provisions of both Rule 16b-3 and
Section 162(m) of the Code. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws.

    3.4. DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of the Company, the Board or the Committee, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

    3.5. RELIANCE ON COUNSEL. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

    3.6. PROCEDURES. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as the Committee shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee may keep minutes of its meetings and may make such rules and regulations for the conduct of its business as it shall deem advisable.

    3.7. DESIGNATION OF CONSULTANTS/LIABILITY.

        (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

        (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to Section 3.7(a) shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with this Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Subsidiary. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

                                  ARTICLE IV.

                          SHARE AND OTHER LIMITATIONS

    4.1. SHARES.

        (a) GENERAL LIMITATION. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan shall not exceed 1,500,000 shares (subject to any increase or decrease pursuant to Section 4.2) which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. If any Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Stock Appreciation Right or Option shall again be available for the purposes of Awards under this Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right granted in tandem with an Option is granted under this Plan, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan.

        (b) INDIVIDUAL PARTICIPANT LIMITATIONS. (i) The maximum number of shares of Common Stock subject to any Option or any Stock Appreciation Right which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee shall be 200,000 shares per type of Award (subject to any increase or decrease pursuant to Section 4.2). If a Tandem Stock Appreciation Right or Limited Stock Appreciation Right is granted in tandem with an Option it shall apply against the Eligible Employee's individual share limitations for both Stock Appreciation Rights and Options. To the extent that shares of Common Stock for which Options or Stock Appreciation Rights are permitted to be granted to a Participant pursuant to Section 4.1(b) during a fiscal year of the Company are not covered by a grant of an Option or a Stock Appreciation Right in the Company's fiscal year, such shares of Common Stock shall be available for grant or issuance to the Participant in any subsequent fiscal year during the term of the Plan.

    4.2. CHANGES.

        (a) The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, or Subsidiaries, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the authorization or issuance of additional shares of Common Stock, the dissolution or liquidation of the Company or Subsidiaries, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

        (b) In the event of any change in the capital structure or business of the Company by reason of any stock dividend or extraordinary dividend, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, reclassification of its capital stock, any sale or transfer of all or part of the Company's assets or business, or any similar change affecting the Company's capital structure or business and the Committee determines an adjustment is appropriate under this Plan, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option or other Awards granted under this Plan and the purchase or exercise price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Committee in good faith shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

        (c) Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option or Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

        (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of all or substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Options and Stock Appreciation Rights of Eligible Employees and Consultants, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least 30 days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options and Stock Appreciation Rights that are then outstanding (whether vested or not vested) but contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void. If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options and Stock Appreciation Rights pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

    4.3. PURCHASE PRICE. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

                                   ARTICLE V.

                                  ELIGIBILITY

    5.1. All employees and Consultants of the Company and its Subsidiaries are eligible to be granted Options and Stock Appreciation Rights under this Plan. Eligibility under this Plan shall be determined by the Committee.

                                  ARTICLE VI.

                              STOCK OPTION GRANTS

    6.1. OPTIONS. Each Stock Option granted hereunder shall be one of two types:
(i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code or (ii) a Non-Qualified Stock Option.

    6.2. GRANTS. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall have the authority to grant to any Consultant one or more Non-Qualified Stock Options (with or without Stock Appreciation Rights). Notwithstanding any other provision of the Plan to the contrary or any provision in an agreement evidencing the grant of an Option to the contrary, any Option granted to a Consultant shall be a Non-Qualified Stock Option.

    6.3. TERMS OF OPTIONS. Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

        (a) OPTION PRICE. The option price per share of Common Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of a share of Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Stockholder, the purchase price shall be no less than 110% of the Fair Market Value of the Common Stock. The purchase price of shares of Common Stock subject to a Non-Qualified Stock Option shall be determined by the Committee but shall not be less than the 100% of the Fair Market Value of a share of Common Stock at the time of grant.

        (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than 10 years after the date the Option is granted, provided, however, the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five years.

        (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after the time of grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

        (d) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under Section 6.3(c), Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in such form, or such other arrangement for the satisfaction of the exercise price, as the Committee may accept. If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock owned by the Participant for at least 6 months (and for which the Participant has good title free and clear of any liens and encumbrances and has represented that he has owned the shares of Common Stock for at least 6 months) based on the Fair Market Value of the Common Stock on the payment date, or, if the Common Stock is traded on a national securities exchange, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price. No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

        (e) INCENTIVE STOCK OPTION LIMITATIONS. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

        Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

        (f) FORM, MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of this Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify, extend or renew outstanding Options granted under this Plan (provided that the rights of a Participant are not reduced without his consent), or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

        (g) OTHER TERMS AND CONDITIONS. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate.

                                  ARTICLE VII.

                           STOCK APPRECIATION RIGHTS

    7.1. TANDEM STOCK APPRECIATION RIGHTS. A Tandem Stock Appreciation Right may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan. In the case of a Tandem Stock Appreciation Right which is granted in conjunction with a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of a Tandem Stock Appreciation Right which is granted in conjunction with an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option. Consultants shall not be eligible for a grant of Tandem Stock Appreciation Rights granted in conjunction with all or part of an Incentive Stock Option.

    7.2. TERMS AND CONDITIONS OF TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article VIII and the following:

        (a) TERM. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

        (b) EXERCISABILITY. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI and this Article VII.

        (c) METHOD OF EXERCISE. A Tandem Stock Appreciation Right may be exercised by an optionee by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2 and the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan. The Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

        (d) PAYMENT. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

    7.3. NON-TANDEM STOCK APPRECIATION RIGHTS. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

    7.4. TERMS AND CONDITIONS OF NON-TANDEM STOCK APPRECIATION RIGHTS. Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article VIII and the following:

        (a) TERM. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.

        (b) EXERCISABILITY. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

        (c) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

        (d) PAYMENT. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

    7.5. LIMITED STOCK APPRECIATION RIGHTS. The Committee may, in its sole discretion, grant Limited Stock Appreciation Rights. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a change in control (as defined by the Committee) or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (1) set forth in Section 7.2(d) with respect to Tandem Stock Appreciation Rights or (2) set forth in Section 7.4(d) with respect to Non-Tandem Stock Appreciation Rights.

                                 ARTICLE VIII.

                     NON-TRANSFERABILITY AND TERMINATION OF
                       EMPLOYMENT/CONSULTANCY PROVISIONS

    8.1. No Stock Option or Stock Appreciation Right shall be Transferred by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options and all Stock Appreciation Rights shall be exercisable, during the Participant's lifetime, only by the Participant. Tandem Stock Appreciation Rights may be Transferred, to the extent permitted above, only with the underlying Stock Option. No Award shall, except as otherwise specifically provided by law or herein, be Transferred in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be used for the payment of, subject to, or otherwise encumbered by or hypothecated for the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter, that a Stock Option that is otherwise not transferable pursuant to this Article VIII is transferable in whole or part and in such circumstances, and under such conditions, as specified by the Committee.

    8.2. TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during any period of restriction as may be applicable for a given Award, the Award in question will vest or be forfeited and shall be exercisable in accordance with the terms and conditions established by the Committee at grant or thereafter, provided, however that in the event a Participant has entered into an individual employment agreement or individual consultancy agreement with the Company or Subsidiary, to the extent that an Award conflicts, or is inconsistent, with the terms, conditions and provisions of such individual employment agreement or individual consultancy agreement, such individual employment agreement or individual consultancy agreement shall control, and the Award shall be deemed to be modified accordingly. Notwithstanding the foregoing, unless otherwise determined by the Committee at grant or individual employment agreement or individual consultancy agreement, if applicable, or, if no rights of the Participant are reduced, thereafter, if a Participant's Termination of Employment or Termination of Consultancy is for Cause for any reason, any Stock Option or Stock Appreciation Right held by such Participant shall thereupon terminate and expire as of the date of termination.

                                  ARTICLE IX.

                      TERMINATION OR AMENDMENT OF THE PLAN

    9.1. TERMINATION OR AMENDMENT. Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in this Article IX), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or with respect to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b); (iii) change the classification of employees and Consultants eligible to receive Awards under this Plan; (iv) decrease the minimum option price of any Stock Option; or (v) extend the maximum option term under Section 6.3(b). In no event may this Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the Plan (subject to Section 4.2), decrease the minimum option price of any Stock Option, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

    The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any Participant without the Participant's consent.

                                   ARTICLE X.

                                 UNFUNDED PLAN

    10.1. UNFUNDED STATUS OF PLAN. This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                  ARTICLE XI.

                               GENERAL PROVISIONS

    11.1. LEGEND. The Committee may require each person receiving shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

    All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

    11.2. OTHER PLANS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

    11.3. NO RIGHT TO EMPLOYMENT/CONSULTANCY. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee or Consultant any right with respect to continuance of employment or consultancy by the Company or any subsidiary, nor shall they be a limitation in any way on the right of the Company or any subsidiary by which an employee is employed or consultant retained to terminate his employment or consultancy, as applicable, at any time.

    11.4. WITHHOLDING OF TAXES. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

    The Committee shall permit any such withholding obligation with regard to any Eligible Employee or Consultant to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

    11.5. LISTING AND OTHER CONDITIONS.

        (a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. Notwithstanding the foregoing, the grant of an Award hereunder is not intended to be conditional and the Company shall have no obligation to issue such shares unless and until such shares are so listed; provided, however, that any delay in the issuance of such shares shall be based solely on a reasonable business decision and the right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

        (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

        (c) Upon termination of any period of suspension under this Section 11.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

    11.6. GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

    11.7. CONSTRUCTION. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. To the extent applicable, this Plan shall be limited, construed and interpreted in a manner so as to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3; however, noncompliance with Section 162(m) of the Code and Rule 16b-3 shall have no impact on the effectiveness of an Award under the Plan.

    11.8. OTHER BENEFITS. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

    11.9. COSTS. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

    11.10. NO RIGHT TO SAME BENEFITS. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

    11.11. DEATH/DISABILITY. The Committee may in its discretion require the transferee of a Participant's Award to supply the Company with written notice of the Participant's death or Disability and to supply the Company with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the Transfer of an Award. The Committee may also require that the transferee agree in writing to be bound by all of the terms and conditions of this Plan.

    11.12. SECTION 16(B) OF THE EXCHANGE ACT. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan thereunder.

    11.13. SEVERABILITY OF PROVISIONS. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

    11.14. HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of the Plan.

                                  ARTICLE XII.

                             EFFECTIVE DATE OF PLAN

    The Plan is an amendment and restatement of The Alpine Group, Inc. 1997 Interim Stock Option Plan which was originally effective on the Effective Date. The Plan, as amended and restated, is conditioned upon the approval of the Plan by the stockholders in accordance with the requirements of the laws of the State of Delaware and is effective upon the approval by the stockholders of the Company.

                                 ARTICLE XIII.

                                  TERM OF PLAN

    No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the Effective Date or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date.

                                  ARTICLE XIV.

                                  NAME OF PLAN

    This Plan shall be known as The Alpine Group, Inc. 1997 Stock Option Plan.